Exhibit 10.1(c)

Confidential Treatment

Supplemental Agreement No. 69

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

THIS SUPPLEMENTAL AGREEMENT, entered into as of November 5, 2010, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-700 aircraft (the Purchase Agreement) and;

WHEREAS, Buyer wishes to purchase the following two (2) aircraft in the basic 737-700 configuration specification identified in document number D019A001 and incorporate such aircraft into the Purchase Agreement as Block T-W-2c Firm Aircraft (2011 Incremental Aircraft #1):

MSN	Delivery Month
36726	March 2011
33936	April 2011

and;

WHEREAS, Buyer wishes to purchase the following aircraft, in the configuration specification identified in Exhibit A to the Purchase Agreement, and incorporate such aircraft into the Purchase Agreement as Block T-W-2b Firm Aircraft (2011 Incremental Aircraft #2):

MSN	Delivery Month
41528	May 2011

and;

WHEREAS, Boeing and Buyer wish to modify the scheduled deliveries of certain Aircraft for their mutual benefit and therefore agree to re-contract the Delivery Dates of the following Block T-W-2b Firm Aircraft (2012 Re-contracted Firm Aircraft) ***:

***Pursuant to 17 CFR240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filled with the Commission.

P.A. No. 1810	SA-69-1
K/SWA

MSN	Previous Delivery Month	Re-contracted Delivery Month
36679	February 2012	December 2011
36678	January 2012	August 2016
36977	February 2012	September 2016

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference;

2. Table 1 is hereby deleted in its entirety and replaced by a new Table 1 to reflect (i) the addition of one (1) 2011 Incremental Aircraft #2 as Block T-W-2b Firm Aircraft and (ii) the new Delivery Dates of the 2012 Re-contracted Firm Aircraft.

3. Table 3 is hereby added to the Purchase Agreement to reflect the addition of two (2) 2011 Incremental Aircraft #1 as Block T-W-2c Firm Aircraft.

4. Exhibit A-1A is hereby added to the Purchase Agreement to reflect the configuration of the 2011 Incremental Aircraft #1.

5. Letter Agreement number SWA-PA-1810-LA-02710, entitled *** is hereby incorporated into the Purchase Agreement.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		SOUTHWEST AIRLINES CO.

By:	Isabelle Session	By:	Laura Wright
Its:	Attorney-In-Fact	Its:	Senior Vice President & CFO

P.A. No. 1810	SA-69-2
K/SWA

TABLE OF CONTENTS

		Page Number	SA Number
ARTICLES

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-47

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA-1

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810	i
K/SWA		SA-69

TABLE OF CONTENTS CON’T

SA Number

TABLE

1.	Aircraft Information Table	SA-69

2.	Option Aircraft Information Table	SA-66

3.	2011 Incremental Aircraft #1	SA-69

EXHIBITS

A	Aircraft Configuration	SA-66
Exhibit A-4
	Exhibit A-1A	SA-69

B	Product Assurance Document	SA-1

C	Customer Support Document

D	Price Adjustments Due to Economic Fluctuations – Aircraft

E	Buyer Furnished Equipment Provisions Document

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A. No. 1810	i
K/SWA		SA-69

TABLE OF CONTENTS CON’T

SA Number

RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R21	Option Aircraft	SA-60

6-1162-RLL-934R3	Disclosure of Confidential Information	SA-14

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	***

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810	ii
K/SWA		SA-69

TABLE OF CONTENTS CON’T

SA Number

RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058	Additional Substitution Rights	SA-13

6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14

6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21

6-1162-JMG-669R8	***	SA-54

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35

6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39

6-1162-NIW-1142	***	SA-43

6-1162-NIW-1369	***	SA-46

P.A. No. 1810	i	SA-69
K/SWA

6-1162-NIW-1983 ***	SA-62

SWA-PA-1810-LA-1000419 ***	SA-64

SWA-PA-1810-LA-1001315 ***	SA-66

SWA-PA-1810-LA-02710 ***	SA-69

P.A. No. 1810	ii
K/SWA		SA-69

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Southwest Airlines Co

Exhibit A-1A

to Purchase Agreement Number 1810

Exhibit A-1A

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 737-700 AIRCRAFT

The Detail Specification provides further description of Customer’s configuration, set forth in this Exhibit A-1A, have been configured with the 737 Standard Selections Publication D924A110-1. Such Detail Specification will be comprised of Boeing configuration specification D019A001, revision M, dated January 30, 2009 as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

PA 1810	October 26, 2010
SA-69	Page 2

BOEING PROPRIETARY

CR	Title	1999 $ Price Per A/C
0110-000026	MINOR MODEL 737-700 PASSENGER AIRPLANE	***

0110-000030	MAJOR MODEL 737 AIRPLANE	***

0170A213B31	FLIGHT DECK - 1 OBSERVER	***

0170A244C58	SERVICING FEATURES - BASIC	***

0170A276A18	CLIMATE - NORMAL WEATHER OPERATIONS	***

0170A425A76	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	***

0170A541A02	CARGO - HEAVY DUTY	***

0170A541A14	AIRFRAME - 737-700	***

0170A541A20	CERTIFICATION - FAA	***

0170B636F10	PC - CLIMATE - NORMAL WEATHER OPERATIONS WITH ADDITIONAL POTABLE WATER FREEZE PROTECTION IN LIEU OF NO ADDITIONAL FREEZE PROTECTION	***

0170B691A01	PC - SERVICING FEATURES - PRE-SELECT FUEL QUANTITY INDICATORS IN LIEU OF NON PRE-SELECT FUEL QUANTITY INDICATORS	***

0170B692A81	PC - FLIGHT MANAGEMENT COMPUTER SYSTEM - MULTIPURPOSE CONTROL DISPLAY UNITS WITH FANS KEYBOARDS IN LIEU OF MULTIPURPOSE CONTROL DISPLAY UNITS WITH STANDARD KEYBOARDS	***

0170B873A75	FORWARD COMPLEX - MAXIMUM GALLEY CAPACITY	***

0221A251A08	ENGINE INOPERATIVE TEN-MINUTE TAKEOFF THRUST OPERATION - CFM56-7B20 THRUST RATING	***

0221B370E69	MP - ENGINE INOPERATIVE TEN-MINUTE TAKEOFF THRUST OPERATION - CFM56-7B22 THRUST RATING IN LIEU OF CFM 56-7B20	***

0224A609B03	MP - EXTENDED TWIN ENGINE OPERATION (ETOPS) - 737-800	***

0226-000007	CATEGORY IIIA AUTOMATIC APPROACH AND LANDING	***

0226C430E09	MP-GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY PROVISIONS	***

0252A541A02	ENGLISH UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS - CELSIUS TEMPERATURE	***

0315B564A61	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 737-700	***

0360B502C96	MISCELLANEOUS WEIGHT COLLECTOR	***

1110B370F73	MP - EXTERIOR COLOR SCHEME AND MARKINAGS - REVISION - LIVERY	***

1110B636E56	EXTERIOR COLOR SCHEME AND MARKINGS - PRC DESOTO PAINT	***

1110B643K10	MP - EXTERIOR COLOR SCHEME AND MARKINGS - ENGLISH MARKINGS IN LIEU OF BILINGUAL	***

1110B643K86	MP - EXTERIOR COLOR SCHEME AND MARKINGS - REVISION	***

1110C411C55	MP - EXTERIOR COLOR SCHEME AND MARKINGS - REVISION - PRC DESOTO CA8800 HS DECORATIVE PAINT TOPCOAT	***

1110D264A63	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REVISION - ANTI-GLARE SHIELD PAINT COLOR	***

1120-000036	ENGINE WARNING STRIPES AND DECALS - FUSELAGE	***

1130B636E60	INSTALL INTERIORS PASSENGER COMPARTMENT PLACARDS AND MARKINGS - 737	***

2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	***

2130-000012	350 FPM CABIN PRESSURE DESCENT RATE	***

2160-000025	CABIN TEMPERATURE INDICATION - DEGREES FAHRENHEIT	***

2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	***

2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	***

2210-000122	AUTOFLIGHT - NO CONTROL WHEEL STEERING REVERSION IN APPROACH MODE	***

PA 1810	October 26, 2010
SA-69	Page 3

BOEING PROPRIETARY

2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	***

2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING	***

2210-000130	AUTOFLIGHT - AIRSPEED DEVIATION WARNING	***

2210-000143	AUTOFLIGHT - ALTITUDE ALERT - 200/900 FEET	***

2210C430A09	MP - AUTOFLIGHT-GO AROUND ROLL MODE-NAV IN LIEU OF TRACKHOLD	***

2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	***

2310A213B39	COMMUNICATIONS CONTROL PANELS WIRING - TRIPLE - CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYSTEMS	***

2310B401A33	COMMUNICATIONS CONTROL PANELS - TRIPLE GABLES RADIO TUNING PANELS CAPABLE OF TWO HF SYSTEMS AND THREE VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	***

2312A213B89	VHF COMMUNICATIONS - PARTIAL PROVISIONS FOR CENTER VHF COMMUNICATIONS SYSTEM INCLUDING VHF ANTENNA	***

2312A213B90	VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE HONEYWELL ARINC 750 RTA-44D VHF FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 064-50000-2000 - BFE/SPE	***

2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	***

2321-000063	SELCAL - ANNUNCIATION ON AUDIO SELECTOR PANELS	***

2322A150A31	COMMUNICATIONS MANAGEMENT UNIT (CMU) - PARTIAL PROVISIONS FOR SINGLE ARINC 758 CMU	***

2322B572D25	MP - ACARS - REPLACEMENT - ARINC 758 MARK III CMU IN LIEU OF SINGLEMARK II CMU	***

2322B694A01	SINGLE ARINC 758 AOA-CAPABLE COMMUNICATIONS MANAGEMENT UNIT (CMU) - INSTALLATION INTO EXISTING PARTIAL PROVISIONS - HONEYWELL MARK II P/N 965-0758-002 - BFE/SPE	***

2324B372H20	MP - EMERGENCY LOCATOR TRANSMITTER (ELT) - INSTALLATION - ARTEX AUTOMATIC FIXED WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - BFE	***

2331A303C25	PASSENGER ADDRESS (PA) SYSTEM - HAND MIC INSTALLATION - FLIGHT DECK, AFT END OF AISLE STAND, UPPER LH CORNER - BFE/SPE	***

2331B564A63	PASSENGER ADDRESS (PA) SYSTEM - SELECTED FEATURES	***

2331B653H65	PASSENGER ADDRESS - PRE-RECORDED ANNOUNCEMENT AND BOARDING MUSIC SYSTEM - PARTIAL PROVISIONS	***

2350B872A09	AUDIO CONTROL PANEL INSTALLATION WITH INTEGRATED SELCAL 3VHF/2HF	***

2351-000034	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1341 - BFE/SPE	***

2351-000036	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1341 - BFE/SPE	***

2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	***

2351A213B78	BOOM MICROPHONE HEADSETS - CAPTAIN, FIRST OFFICER AND FIRST OBSERVER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	***

2371-000009	NO MONITOR JACK IN THE WHEEL WELL	***

2371-000053	SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL- 2 HOUR RECORDING TIME - P/N 980-6022-001 & P/N 980-6116-001 - BFE/SPE	***

2371C593G95	MP - VOICE RECORDER - INSTALLATION - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	***

2433-000008	STANDBY BUS - CONNECTION OF AIR TRAFFIC CONTROL (ATC) NO. 1	***

2433-000010	STANDBY POWER - 60-MINUTE CAPABILITY	***

2433-000059	STANDBY BUS - CAPTAINS PITOT HEAT - LOAD ADDITION	***

2433-000093	STANDBY BUS - LOADS ADDITION - FMCS, CDS & DME	***

PA 1810	October 26, 2010
SA-69	Page 4

BOEING PROPRIETARY

2500C434N11	MP - INTERIOR ARRANGEMENT - INSTALLATION - PARTIAL PROVISIONS - GALLEY G4B , LAVATORIES LD AND LE	***

2513-000433	CUPHOLDER - INSTALLATION - FIRST OFFICER’S SIDEWALL WITHOUT PRINTER OR AUDIO SELECTOR PANEL	***

2520B636E64	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	***

2520B643T67	MP - CARPET MATERIAL REVISION - NYLON IN LIEU OF WOOL	***

2523B636E62	PASSENGER SERVICE UNITS - 138 PASSENGER ARRANGEMENT	***

2524A496C03	FULL HEIGHT RH WINDSCREEN, AFT STA 949 - 1 INCH THICK	***

2524B636E65	CURTAIN CLASS DIVIDER WITHOUT CENTER AISLE CURTAIN AND HEADER	***

2524B636E66	FORWARD LEFT HAND FULL HEIGHT CLOSET/STOWAGE UNIT	***

2524B636E67	FULL HEIGHT LH WINDSCREEN, AFT STA 949 - 1 INCH THICK	***

2524B643H54	MP-FORWARD LH CLOSET/STOWAGE UNIT-BFE	***

2524B643H68	MP-AFT WINDSCREENS-BFE IN LIEU OF SFE	***

2524B643H78	MP - FULL HEIGHT LH & RH WINSCREEN/STOWAGE UNIT-BFE	***

2524B643U99	MP - AFT WINDSCREEN - LH & RH - REVISION - ADD NEW CLOSEOUT SEAL RETAINER	***

2525B634H98	MP - PASSENGER SEATING - REPLACEMENT - RECARO - BFE	***

2525B636E68	BUSINESS CLASS SEATS	***

2525B636E69	ECONOMY CLASS SEATS	***

2525B636E70	DOUBLE ATTENDANT SEAT - WALL MOUNTED - FOUR POINT RESTRAINT SYSTEM WITH INERTIA REEL SHOULDER BELTS AND ROTARY BUCKLES - FORWARD FACING - STA 993 LH - (LAVATORY B)	***

2525C434A39	MP - PASSENGER SEATING WITH XM RADIO PROVISIONS	***

2525C434T01	MP - PASSENGER SEATING - REPLACEMENT - AFT LEFT HAND E/C TRIPLE SEAT	***

2527C006A05	FLOOR COVERING - CARPET, SERGED EDGES	***

2528B636E71	OVERHEAD STOWAGE BINS - BIG BINS	***

2528B636E72	LITERATURE POCKETS	***

2528C612B81	MP - STOWAGE COMPARTMENTS - INSTALLATION - DIVIDER PANELS	***

2529B636E74	AFT LEFT ATTENDANT WORKSTATION - PANEL & HANDSET - LAVATORY B	***

2530B518A55	TEMPLATE - GALLEY INSERT PART NUMBERS - BFE/SPE	***

2530B636G14	MP - MOD STD SEL - GALLEY G2 - WITHOUT POWER OR WATER	***

2530B643G54	GALLEY PART NUMBERS - BFE/SPE	***

2540B636E75	LA LAVATORY SELECTABLES	***

2540B636E78	LB LAVATORY	***

2540B636E79	LC LAVATORY	***

2540B643G28	AFT CENTERLINE CLOSET	***

2540B643M44	MP - WALL MOUNTED ASSIST HANDLE - ADDITION - LAVATORIES LB & LC	***

2560B572D37	MP - CREW LIFE VESTS - REVISION - FLIGHT DECK, NO SECOND OBSERVER - SWITLIK	***

2560B691B80	CREW LIFE VESTS - FLIGHT DECK, NO SECOND OBSERVER - SWITLIK - P/N S-4115-6400-CQT095 -BFE/SPE	***

2560B691B93	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - ESSEX PB&R - BFE/SPE	***

2562B636E81	OVERWATER EMERGENCY EQUIPMENT	***

2562B643K64	MP - OVERWATER EMERGENCY EQUIPMENT - REVISION - LIFE VEST - SWITLIK	***

2564B636E85	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT	***

2622-000047	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES	***

2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	***

2844-000014	FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN POUNDS	***

2911-000041	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - PARKER (ABEX) - 10-62167	***

2911-000043	AC MOTOR-DRIVEN HYDRAULIC PUMPS - PARKER (ABEX) - 10-60556	***

3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	***

PA 1810	October 26, 2010
SA-69	Page 5

BOEING PROPRIETARY

3131-000187	DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/SPE	***

3131B334A09	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - CAT IIIB/IAN/GLS/NPS CAPABLE - WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE - HONEY WELL - P/N 967-0212-002 -BFE/SPE	***

3131C430K63	MP - DFDAU - REPLACEMENT - HONEYWELL DFDAU P/N 967-0212-058 WITH 512 WPS CAPABILITY AND 737-7 DATAFRAME ACTIVE IN LIEU OF EXISTING HONEYWELL DFDAU, P/N 967-0212-002 - BFE	***

3131D056A87	MP - DIGITAL FLIGHT DATA RECORDER (DFDR) - REPLACEMENT - DFDR P/N 980-4750-009 WITH 1024 WPS MAXIMUM DATA RATE IN LIEU OF EXISTING DFDR P/N 980-4700-042 WITH 256 WPS MAXIMUM DATA RATE - HONEYWELL - BFE	***

3132-000014	PORTABLE DATA LOADER/RECORDER CONNECTOR IN FLIGHT DECK-ARINC 615-SFE	***

3133-000055	MULTI-INPUT PRINTER - ARINC 744 - MILTOPE P/N 700750-112 - BFE/SPE	***

3133-000125	ARINC 744 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	***

3161-000070	ENGINE OIL QUANTITY DISPLAY - QUARTS - ENGINE DISPLAY	***

3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	***

3161B696D85	MP - CDS - SOFTWARE ACTIVATION - FUEL TOTALIZER - ENABLE	***

3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	***

3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	***

3162-000028	RADIO ALTITUDE - BELOW ADI	***

3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	***

3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	***

3162-000044	TCAS RESOLUTION ADVISORY - VSI	***

3162-000046	SINGLE CHANNEL AUTOPILOT ANNUNCIATION - ABOVE ADI	***

3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	***

3162-000060	MAP MODE ORIENTATION - HEADING UP - NAVIGATION DISPLAY	***

3162-000064	RANGE ARCS - NAVIGATION DISPLAY	***

3162-000080	MANUALLY TUNED VOR SELECTED COURSE LINES INHIBITED - NAVIGATION DISPLAY	***

3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	***

3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	***

3162-000218	GROUND SPEED - DISPLAYED BELOW AIRSPEED TAPE WHEN MACH NUMBER IS NOT DISPLAYED - PRIMARY FLIGHT DISPLAY	***

3162A213A02	CDS DISPLAY - PFD/ND FORMAT - OVER AND UNDER ENGINE PRESENTATION	***

3162A541A32	MP-V1 AURAL CALLOUT-FLIGHT DECK	***

3162A627A32	SOFTWARE ACTIVATION - DOUBLE DERATE INDICATION - ENABLE	***

3162A627A42	CDS - SOFTWARE ACTIVATION - REF FLAP/SPEED ANNUNCIATION - ENABLE	***

3162C430E22	MP-CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALE	***

3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	***

3245-000043	BRAKES - STEEL - HONEYWELL	***

3245-000093	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - HONEYWELL - INSTALLATION WITH SFE 28 PR, 225 MPH TIRES	***

3245-000097	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - HONEYWELL - INSTALLATION WITH SFE 12 PR, 225 MPH RADIAL TIRES	***

3320A100W11	INTERIOR LIGHTING - COOL WHITE (CW) FLUORESCENT LAMPS	***

3321-000001	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL	***

3324A626B09	NO SMOKING SIGN - PERMANENT ILLUMINATION	***

3342-000035	NOSE GEAR TAXI LIGHT - 250-WATT	***

3350A704A19	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - PHOTOLUMINESCENT	***

3412-000023	DUAL ELEMENT ASPIRATED TAT PROBE (FOR FMC)	***

PA 1810	October 26, 2010
SA-69	Page 6

BOEING PROPRIETARY

3422-000278	NO STANDBY RADIO MAGNETIC INDICATOR	***

3423B403A01	INTEGRATED STANDBY FLIGHT DISPLAY (ISFD)	***

3423B691A97	INTEGRATED STANDBY FLIGHT DISPLAY (ISFD) - LOCALIZER BACK COURSE DISPLAY MODE - INHIBITED	***

3423C430E23	MP - INTEGRATED STANDBY FLIGHT DISPLAY (ISFD)	***

3430-000112	ILS/GPS MULTI-MODE RECEIVER(MMR) - ALLIEDSIGNAL - P/N 066-50029-1101 - BFE/SPE	***

3430B693C19	MP - ILS/GPS MULTI-MODE RECEIVER (MMR) - REVISION - HONEYWELL MMR IN LIEU OF ALLIEDSIGNAL MMR	***

3431A065B03	VHF NAV/DME CONTROL PANEL - GABLES ENGINEERING - P/N G7500-03 - BFE/SPE	***

3433A732A13	RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - HONEYWELL INTERNATIONAL INC - P/N 066-50007-0111 - BFE/SPE	***

3443-000036	SINGLE WEATHER RADAR CONTROL PANEL - ALLIEDSIGNAL P/N 2041223-0414 - BFE/SPE	***

3443B370E94	MP - WEATHER RADAR SYSTEM - REVISION - CONTROL PANEL WITH AUTOTILT ACTIVATION - HONEYWELL	***

3443B866A08	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR AND AUTOTILT CAPABILITY - HONEYWELL INTERNATIONAL INC TRANSCEIVER P/N 066-50008-0408 - BFE/SPE	***

3445B866A10	TCAS SYSTEM - HONEYWELL INTERNATIONAL INC TCAS COMPUTER P/N 940-0300-001 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	***

3446-000046	LOW VOLUME FOR ALTITUDE CALLOUTS	***

3446-000049	500 SMART CALLOUT INHIBITED	***

3446A065A49	EGPWS - PEAKS AND OBSTACLES FEATURES	***

3446A098E32	GROUND PROXIMITY WARNING SYSTEM - ALTITUDE CALLOUTS - APPROACHING MINIMUMS, MINIMUMS, 1000 (BARO), 500 (BARO), 100, 50, 30, 20, 10	***

3451-000023	VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-50012-0101 - BFE/SPE	***

3453B370D47	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01127-1602 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	***

3455-000020	DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTERROGATOR P/N 066-50013-0101 - BFE/SPE	***

3457B691B86	AUTOMATIC DIRECTION FINDER SYSTEM (ADF) - PARTIAL PROVISIONS ONLY	***

3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	***

3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATIONS DATA LINK (AOC DL) - FANS FEATURE ACTIVATION	***

3461A425A23	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- QUICK REFERENCE HANDBOOK (QRH) - TAKEOFF SPEEDS- DISPLAYED	***

3461A425A26	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- FLIGHT NUMBER ENTRY ON THE ROUTE PAGE - ENABLE	***

3461A425A30	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOINTS- ENABLE	***

3461A425A33	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- RUNWAY DISTANCE REMAINING- FEET	***

3461A425A40	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- VERTICAL NAVIGATION PROFILE- ““VNAV ALT””- ENABLE	***

3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	***

3461A425A49	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - GEOMETRIC PATH DESCENT/COLD TEMPERATURE VNAV APPROACH CAPABILITY	***

PA 1810	October 26, 2010
SA-69	Page 7

BOEING PROPRIETARY

3461A425A55	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - DISABLE ENTRY OF GROSS WEIGHT ON ““PERF INIT”” PAGE	***

3461B372C76	MP - FMCS - ALTERNATE DESTINATIONS - ENABLE	***

3461B403A13	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTEGRATED APPROACH NAVIGATION (IAN)	***

3461B696D43	MP - FMCS-DEFAULT DME UPDATE OFF SOFTWARE OPTION - ENABLE	***

3461C028B24	MP - FMCS QRH TAKEOFF SPEEDS DISPLAYED - DELETION	***

3461C160B98	MP - FMCS - COMMON VNAV - ENABLE	***

3511-000011	NO REMOTE CREW OXYGEN FILL STATION	***

3511B691B95	CREW OXYGEN MASKS - FULL FACE MASKS WITH BUILT-IN GOGGLES - CAPTAIN, FIRST OFFICER, FIRST OBSERVER - PURITAN BENNETT - BFE/SPE	***

3811-000017	POTABLE WATER - SERVICEABLE TO 40 GALLONS	***

3832-000031	VACUUM WASTE SYSTEM - ENVIROVAC TOILET ASSEMBLIES	***

3910B691B82	AFT ELECTRONICS PANEL ARRANGEMENT	***

5200-000036	HOLD-OPEN LOCK (DOWN-TO-RELEASE) - ENTRY AND SERVICE DOORS	***

5231A561C54	CARGO DOOR - SOLID SKIN	***

5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	***

5352A298A28	RADOME- NORDAM- SFE	***

5730C465B66	MP - WINGLET INSTALLATION - AVIATION PARTNERS BOEING (APB) - BFE - 737-700	***

7200-000115	CFM56-7 ENGINES - 7B20 RATING	***

7200-000224	SINGLE ANNULAR COMBUSTOR - CFM56-7 ENGINES	***

7200A795A43	MP-CFM56-7 ENGINES-7B22 RATING IN LIEU OF 7B20	***

7400A212A57	MP - ENGINE IGNITERS - AUTOMATIC OPERATION WHEN ENGINE ANTI-ICE OR WHEN THE FLAPS ARE NOT UP	***

7900B502C98	LUBRICATING OIL - BP TURBO 2197	***

MISC	INTERIOR ALLOWANCE	***

-

OPTIONS: 200	TOTALS:	***

Upon incorporation of any such additional configuration changes, this Exhibit A-1A will be updated.

PA 1810	October 26, 2010
SA-69	Page 8

BOEING PROPRIETARY

The Boeing Company

P.O.Box 3707

Seattle, WA 98124-2207

SWA-PA-1810-LA-02710

Southwest Airlines, Co.

P.O. Box 36611 – Love Field

Dallas, Texas 75235

Subject:	***

Reference:	a) Purchase Agreement No. PA-1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-700 aircraft (Aircraft)

b) Boeing Letter Agreement SWA-PA-1810-LA-1001315 entitled ***“dated July 2, 2010, between Boeing and Buyer

c) Boeing Letter Agreement 6-1162-JMG-669R8 entitled ***, dated July 17, 2007, between Boeing and Buyer

This Letter Agreement amends Purchase Agreement between Boeing and Buyer relating to the Aircraft. All terms used and not defined herein will have the same meaning as in the Agreement.

The terms and conditions contained in the referenced b) letter agreement and in *** referred to in paragraph 3 of the referenced c) letter agreement do not apply to the 2011 Incremental Aircraft identified herein.

1.	2011 Incremental Aircraft

Buyer wishes to purchase and incorporate the following two (2) aircraft (2011 Incremental Aircraft #1) into its Purchase Agreement:

MSN	Delivery Month
36726	March 2011
33936	April 2011

and;

Buyer wishes to purchase and incorporate the following aircraft (2011 Incremental Aircraft #2) into the Purchase Agreement (together with the 2011 Incremental Aircraft #1, the 2011 Incremental Aircraft):

MSN	Delivery Month
41528	May 2011

2.	***

2.1	***

SWA-PA-1810-LA-02710		Page 1
Additional 2010 Special Matters
BOEING PROPRIETARY

The 2011 Incremental Aircraft #1 have been configured using the 737-700 Standard Selections Publication D924A110-1. The Detail Specification is comprised of Boeing configuration specification D019A001, revision M, as identified in Exhibit A-1A. Buyer understands and agrees that due to production lead times, any additional configuration changes are limited to pin selects, paper changes (i.e. weight and thrust) and livery changes for the 2011 Incremental Aircraft #1.

The Aircraft Basic Price for the 2011 Incremental Aircraft #2, expressed in July 1999 dollars, is as described in Table 1.

2.2 Economic Price Adjustments. The Economic Price Adjustments for the Aircraft Basic Price will be made pursuant to the formulas set forth in Exhibit D-1 of the Purchase Agreement.

2.3	***

2.4 Aircraft Configuration. The 2011 Incremental Aircraft #1 are as described in Exhibit A-1A.

The 2011 Incremental Aircraft #2 will retain the current 737-700 Configuration Specification identified as Exhibit A-4 under the Purchase Agreement.

2.5 Buyer Furnished Equipment. Buyer will be responsible for coordinating Buyer Furnished Equipment (BFE) procurement and fulfilling any existing BFE commitments relating to the 2011 Incremental Aircraft #1 and further agrees to indemnify Boeing for BFE related matters consistent with the terms and conditions of Exhibit E of the Purchase Agreement.

3.	Additional Rescheduled Aircraft

3.1 Buyer agrees to re-contract the Delivery Dates of the following Block T-W-2b Firm Aircraft (2012 Re-contracted Firm Aircraft):

MSN	Previous Delivery Month	Re-contracted Delivery Month
36679	February 2012	December 2011

36678	January 2012	August 2016

36977	February 2012	September 2016

The 2012 Re-contracted Firm Aircraft are subject to the terms and conditions contained in the referenced a), b) and c) letter agreements.

***

3.2	***

SWA-PA-1810-LA-02710		Page 2
Additional 2010 Special Matters
BOEING PROPRIETARY

4.	Assignment.

***This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

5.	Confidential Treatment

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as may be required by applicable law or government regulators.

Very truly yours,

THE BOEING COMPANY

By	Isabelle Session

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	November 5, 2010

SOUTHWEST AIRLINES, CO.

By	Scott Topping

Its	Vice President Treasurer

SWA-PA-1810-LA-02710		Page 3
Additional 2010 Special Matters
BOEING PROPRIETARY

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

	Base Aircraft Price	Special Features	Aircraft Basic Price

Block A, B, C, D & E Aircraft	***	***	***

Block F & G Aircraft	***	***	***

Block H Aircraft	***	***	***

Block I Aircraft	***	***	***

Block J Aircraft	***	***	***

Block K Aircraft	***	***	***

Block K-W Aircraft	***	***	***

Block L Aircraft	***	***	***

Block T Aircraft	***	***	***

Block T-W Aircraft	***	***	***

Block T-W-1 / T-W-1a Aircraft	***	***	***

Block T-W-2 / T-W-2a Aircraft	***	***	***

Block T-W-2b Aircraft	***	***	***

Block K-W Aircraft: Block K airplanes with production winglets installation

Block T-W Aircraft: Block T airplanes with production winglets installation

Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 — (T-W-1a Aircraft — Advance Payment Schedule per LA 6-1162-JGM-669)

Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which became Firm Aircraft after signing of SA-47 and

Firm Aircraft contracted to deliver in July 2008 forward at the signing of SA47 —

(T-W-2a Aircraft — Advance Payment Schedule per LA 6-1162-JGM-669)

(T-W-2b Aircraft - Advance Payment Schedule per LA SWA-PA-1810-LA-1001315; )

* Exhibit A-2 applies to Block T-W-2 / T-W-2a Aircraft delivering through Dec 2009 and the first Aircraft delivering in Jan 2010

* Exhibit A-3 applies to Block T-W-2 / T-W-2a Aircraft the second Aircraft delivering in Jan 2010 and on

* Exhibit A-4 applies to Block T-W-2b Aircraft as identified in Exhibit A-4 to the Purchase Agreement

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Oct-1998	1	F	***

Nov-1998	2	F	***

Dec-1998	2	F	***

Mar-1999	2	G	***

Jun-1999	2	H	***

Jul-1999	1	H	***

Aug-1999	1	H	***

Sep-1999	2	H	***

Oct-1999	1	H	***

Oct-1999	1	L	***

SWA - PA1810		SA-68
	Page 1	APR54184

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Nov-1999	2	L	***

Dec-1999	1	L	***

Mar-2000	1	H	***

Apr-2000	2	H	***

Jun-2000	3	L	***

Jul-2000	3	L	***

Sep-2000	1	H	***

Sep-2000	1	L	***

Oct-2000	2	H	***

Oct-2000	1	L	***

Nov-2000	4	L	***

Dec-2000	2	E	***

Dec-2000	1	L	***

Jan-2001	1	E	***

Jan-2001	1	L	***

Feb-2001	1	E	***

Feb-2001	1	L	***

Mar-2001	2	E	***

Mar-2001	2	H	***

Apr-2001	1	H	***

Jun-2001	3	E	***

Jul-2001	1	L	***

Sep-2001	3	E	***

Sep-2001	1	L	***

Oct-2001	3	H	***

Oct-2001	1	L	***

Nov-2001	2	I	***

Nov-2001	1	T	***

Dec-2001	1	I	***

Jan-2002	1	I	***

Feb-2002	1	T	***

Mar-2002	4	I	***

Apr-2002	2	I	***

Nov-2002	1	J	***

Dec-2002	2	I	***

Dec-2002	1	J	***

Mar-2003	2	L	***

May-2003	1	I	***

Jun-2003	2	I	***

Jul-2003	1	I	***

Jul-2003	1	L	***

Aug-2003	1	I	***

Aug-2003	2	L	***

Sep-2003	3	I	***

Nov-2003	2	J	***

Dec-2003	2	J	***

Jan-2004	2	T	***

Feb-2004	1	T	***

Mar-2004	1	J	***

Mar-2004	1	K	***

Apr-2004	3	K	***

Apr-2004	3	T	***

May-2004	1	K	***

May-2004	1	T	***

Jun-2004	2	K	***

Jun-2004	6	T	***

SWA - PA1810		SA-68
	Page 2	APR54184

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Jul-2004	2	K	***

Jul-2004	2	T	***

Aug-2004	6	T-W	***

Sep-2004	1	K-W	***

Sep-2004	4	T-W	***

Oct-2004	4	K-W	***

Oct-2004	0	T-W	***

Nov-2004	3	T-W	***

Dec-2004	3	T-W	***

Jan-2005	5	T-W	***

Feb-2005	3	T-W	***

Mar-2005	4	T-W	***

Apr-2005	4	T-W	***

May-2005	2	T-W	***

Jun-2005	4	T-W	***

Jul-2005	2	T-W	***

Aug-2005	2	T-W	***

Sep-2005	3	T-W	***

Oct-2005	2	T-W	***

Nov-2005	2	T-W	***

Dec-2005	1	T-W	***

Jan-2006	1	T-W	***

Feb-2006	4	T-W	***

Mar-2006	3	T-W	***

Apr-2006	2	T-W	***

May-2006	5	T-W-1	***

Jun-2006	5	T-W-1	***

Jul-2006	3	T-W-1	***

Aug-2006	3	T-W-1	***

Sep-2006	3	T-W-1	***

Oct-2006	1	T-W-1	***

Nov-2006	2	T-W-1	***

Dec-2006	2	T-W-1	***

Jan-2007	2	T-W-1	***

Feb-2007	3	T-W-1	***

Mar-2007	2	T-W-1	***

Apr-2007	3	T-W-1	***

May-2007	3	T-W-1	***

Jun-2007	2	T-W-1	***

Jun-2007	1	T-W-1a	***	36528

Jul-2007	2	T-W-1	***

Jul-2007	1	T-W-1a	***	36610

Aug-2007	2	T-W-1	***

Aug-2007	3	T-W-1a	***	36611, 36632 & 36633

Sep-2007	2	T-W-1	***

Sep-2007	1	T-W-1a	***	36612

Oct-2007	3	T-W-1	***

Oct-2007	1	T-W-1a	***	36613

Nov-2007	1	T-W-1	***

Nov-2007	1	T-W-1a	***	36614

Dec-2007	2	T-W-1	***

Dec-2007	1	T-W-1a	***	36615

Jan-2008	1	T-W-1	***

Jan-2008	2	T-W-1a	***	36616 & 36617

Jan-2008	1	T-W-2	***	36887

Feb-2008	1	T-W-1	***

SWA - PA1810		SA-68
	Page 3	APR54184

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Feb-2008	3	T-W-1a	***	36618, 36619 & 36620

Mar-2008	1	T-W-1	***

Mar-2008	2	T-W-1a	***	36621 & 36622

Mar-2008	1	T-W-2	***	36888

Apr-2008	1	T-W-1	***

Apr-2008	2	T-W-1a	***	36623 & 36624

May-2008	1	T-W-1	***

May-2008	2	T-W-1a	***	36625 & 36626

Jun-2008	1	T-W-1	***

Jun-2008	2	T-W-1a	***	36627 & 36628

Jul-2008	2	T-W-2a	***

Jul-2008	2	T-W-2	***	36889 & 36890

Aug-2008	1	T-W-2a	***

Oct-2008	1	T-W-2a	***

Nov-2008	1	T-W-2a	***

Dec-2008	1	T-W-2a	***

Jan-2009	1	T-W-2a	***

Feb-2009	2	T-W-2a	***

Mar-2009	2	T-W-2a	***

Apr-2009	2	T-W-2a	***

Apr-2009	1	T-W-2	***	36900

May-2009	2	T-W-2a	***

Jan-2010	1	T-W-2	***	36913

Feb-2010	1	T-W-2a	***	36659

Mar-2010	1	T-W-2a	***	36660

Mar-2010	1	T-W-2	***	36918

May-2010	1	T-W-2a	***	36662

May-2010	1	T-W-2	***	36924

Jun-2010	1	T-W-2a	***	36663

Jul-2010	1	T-W-2a	***	36664

Aug-2010	1	T-W-2a	***	36665

Oct-2010	1	T-W-2b	***	36667

Jan-2011	1	T-W-2b	***	36668

Feb-2011	1	T-W-2b	***	36669

March-11	1	T-W-2b	***	36671

April-11	1	T-W-2b	***	36672

May-11	1	T-W-2b	***	36673

May-11	1	T-W-2b	***	41528

June-11	1	T-W-2b	***	36674

July-11	1	T-W-2b	***	36675

July-11	2	T-W-2b	***	36963, 36962

August-11	1	T-W-2b	***	36676

August-11	1	T-W-2b	***	36965

September-11	1	T-W-2b	***	36677

September-11	1	T-W-2b	***	36966

Oct-2011	1	T-W-2b	***	36967

Dec-2011	1	T-W-2b	***	36679

Mar-2012	1	T-W-2b	***	36680

Mar-2012	1	T-W-2b	***	36980

Apr-2012	1	T-W-2b	***	36681

Apr-2012	1	T-W-2b	***	36983

May-2012	1	T-W-2b	***	36682

May-2012	1	T-W-2b	***	36985

Jun-2012	1	T-W-2b	***	36683

Jun-2012	1	T-W-2b	***	36987

Jul-2012	1	T-W-2b	***	36684

SWA - PA1810		SA-68
	Page 4	APR54184

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Jul-2012	1	T-W-2b	***	36990

Aug-2012	1	T-W-2b	***	36685

Aug-2012	1	T-W-2b	***	36992

Sep-2012	1	T-W-2b	***	36686

Sep-2012	1	T-W-2b	***	36994

Oct-2012	1	T-W-2b	***	36687

Oct-2012	1	T-W-2b	***	36997

Nov-2012	1	T-W-2b	***	37005

Nov-2012	1	T-W-2b	***	37003

Dec-2012	1	T-W-2b	***	37006

Dec-2012	1	T-W-2b	***	37009

Jan-2013	1	T-W-2b	***	36891

Jan-2013	1	T-W-2b	***	36634

Feb-2013	1	T-W-2b	***	36635

Mar-2013	1	T-W-2b	***	36892

Mar-2013	1	T-W-2b	***	36638

Apr-2013	1	T-W-2b	***	36893

May-2013	1	T-W-2b	***	36894

Jun-2013	2	T-W-2b	***	36895, 36896

Jul-2013	1	T-W-2b	***	36897

Aug-2013	2	T-W-2b	***	36898, 36905

Sep-2013	2	T-W-2b	***	36907, 36911

Oct-2013	2	T-W-2b	***	36912, 36914

Nov-2013	1	T-W-2b	***	36915

Dec-2013	2	T-W-2b	***	36917, 36919

Jan-2014	1	T-W-2b	***	36920

Jan-2014	1	T-W-2b	***	36909

Feb-2014	1	T-W-2b	***	36922

Feb-2014	1	T-W-2b	***	36910

Mar-2014	1	T-W-2b	***	36943

Mar-2014	2	T-W-2b	***	36927, 36925

Apr-2014	1	T-W-2b	***	36944

Apr-2014	1	T-W-2b	***	36929

May-2014	1	T-W-2b	***	36946

Jun-2014	1	T-W-2b	***	36968

Jun-2014	1	T-W-2b	***	36949

Jul-2014	1	T-W-2b	***	36951

Aug-2014	2	T-W-2b	***	36928, 36952

Aug-2014	1	T-W-2b	***	37019

Sep-2014	1	T-W-2b	***	36954

Oct-2014	1	T-W-2b	***	36957

Oct-2014	1	T-W-2b	***	37034

Nov-2014	1	T-W-2b	***	36971

Dec-2014	1	T-W-2b	***	37037

Jan-2015	1	T-W-2b	***	36899

Feb-2015	1	T-W-2b	***	36901

Mar-2015	2	T-W-2b	***	36902, 36936

Apr-2015	2	T-W-2b	***	36649, 36652

May-2015	1	T-W-2b	***	36903

Jun-2015	1	T-W-2b	***	36906

Jun-2015	1	T-W-2b	***	36654

Jul-2015	1	T-W-2b	***	36655

Aug-2015	1	T-W-2b	***	36656

Sep-2015	1	T-W-2b	***	36657

Oct-2015	1	T-W-2b	***	36937

Dec-2015	1	T-W-2b	***	36941

SWA - PA1810		SA-68
	Page 5	APR54184

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Jan-2016	1	T-W-2b	***	36650

Feb-2016	1	T-W-2b	***	36904

Feb-2016	1	T-W-2b	***	36932

Mar-2016	1	T-W-2b	***	36651

Apr-2016	1	T-W-2b	***	36653

Apr-2016	1	T-W-2b	***	36938

May-2016	1	T-W-2b	***	36658

May-2016	1	T-W-2b	***	36939

Jun-2016	1	T-W-2b	***	36916

Jul-2016	1	T-W-2b	***	36921

Jul-2016	1	T-W-2b	***	36945

Aug-2016	1	T-W-2b	***	36678

Aug-2016	1	T-W-2b	***	36661

Sep-2016	1	T-W-2b	***	36977

Sep-2016	1	T-W-2b	***	36923

Oct-2016	1	T-W-2b	***	36666

Nov-2016	1	T-W-2b	***	36670

SWA - PA1810		SA-68
	Page 6	APR54184

Table 3 to

PA 1810

Aircraft information Table

	Base Aircraft Price	Special Features	Aircraft Basic Price
Block T-W-2c Aircraft	***	***	***

Exhibit A-1A applies to Block T-W-2c Aircraft

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Mar-2011	1	T-W-2c	***	36726
Apr-2011	1	T-W-2c	***	33936

PA 1810	SA-69
APR 55387